EXHIBIT 10.38

                       FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of June 26, 2000, is made among Building Materials Holding Corporation, a Delaware corporation ("HOLDINGS"), as borrower, BMC West Corporation, a Delaware corporation (the "COMPANY"), and certain other affiliates of Holdings, as guarantors, the financial institutions listed on the signature pages hereof under the heading "THE EXISTING BANKS" (each an "Existing Bank" and, collectively, the "EXISTING BANKS"), the financial institution listed on the signature pages hereof under the heading "THE NEW BANK" (the "NEW BANK"), First Union National Bank, KeyBank National Association, South Trust Bank, N.A., U.S. Bank National Association and Wells Fargo Bank, N.A., as senior managing agents, Union Bank of California, N.A., and First Security Bank, N.A., as co-agents, and Bank of America, N.A., as letter of credit issuing bank and swingline bank and as administrative agent for itself and the Banks (in such capacity, the "AGENT").

          Holdings, the Company, the other Loan Parties, the Existing Banks and the Agent are parties to a Credit Agreement dated as of November 30, 1999 (the "Credit Agreement"). Holdings has requested that the Existing Banks agree to an amendment of the Credit Agreement in order to (i) increase the size of the aggregate Revolving Commitments thereunder from $125,000,000 to $138,900,000,
(ii) make available an additional $11,100,000 for borrowing under the aggregate Additional Term Commitments, (iii) permit the New Bank to become party to the Credit Agreement, and (iv) amend the definition of "Funded Debt" set forth in
Section 1.01 of the Credit Agreement to include both current and long-term indebtedness.

          The parties hereto desire to amend the Credit Agreement as set forth in this Amendment, subject to the terms and conditions hereof.

          Accordingly, the parties hereto agree as follows:

          SECTION 1   DEFINITIONS; INTERPRETATION.

          (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Amendment (including in the Recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b)  INTERPRETATION. The rules of interpretation set forth in Section
1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

          SECTION 2   AMENDMENTS TO THE CREDIT AGREEMENT.

          (a) AMENDMENTS. The Credit Agreement shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 hereof (the "EFFECTIVE DATE"): (i) SCHEDULE 2.01 to the Credit Agreement shall be amended and restated in its entirety in the form of SCHEDULE 2.01 attached hereto (for convenience of reference, the Revolving Commitment, Additional Term Commitment and Pro Rata Share of each Existing Bank and the New Bank are set forth opposite its name in amended and restated Schedule 2.01 hereto, in addition to the prior Revolving Commitment, prior Term Commitment and prior Pro Rata Share of each Bank under the respective headings, "Prior Revolving Commitment," "Prior Term Commitment" and "Prior Pro Rata Share"); (ii) Schedule 2.09 of the Credit Agreement shall be amended and restated in its entirety in the form of Schedule 2.09 attached hereto; (iii) Schedule 11.02 of the Credit Agreement shall be amended to include the addresses for notices and lending office of the New Bank, as such information is set forth in Attachment 11.02 hereto; and (iv) the definition of "Funded Debt" set forth in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

               ""FUNDED DEBT" means, as of any date of determination, all Indebtedness of Holdings and its Subsidiaries on such date, on a consolidated basis in accordance with GAAP, including all Revolving Loans and all Term Loans, but excluding all L/C Obligations."

          (b) References Within Credit Agreement. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          SECTION 3 ADDITIONAL TERM LOANS. Each of the Existing Banks that is increasing its Commitment pursuant to this Amendment (the "INCREASING BANKS") and the New Bank severally agrees, on the terms and conditions set forth herein, to make a single loan denominated in Dollars to Holdings (each such loan, an "Additional Term Loan") on the Effective Date in an amount not to exceed the amount set forth opposite such Bank's name on SCHEDULE 2.01 hereto under the heading "Additional Term Commitment" (such amount, such Bank's "ADDITIONAL TERM COMMITMENT"); PROVIDED, HOWEVER, that after giving effect to any Borrowing of Additional Term Loans, the Effective Amount of all outstanding Revolving Loans PLUS the Effective Amount of all Swingline Loans PLUS the Effective Amount of all L/C Obligations PLUS the Effective Amount of all outstanding Term Loans shall not exceed the Aggregate Commitment (after giving effect to this Amendment). Amounts borrowed as Additional Term Loans which are repaid or prepaid by Holdings may not be reborrowed. If on the Effective Date the aggregate Additional Term Commitments shall exceed the outstanding principal amount of the Additional Term Loans made, such unused portion of the Additional Term Commitments shall automatically terminate on the Effective Date. The Additional Term Loans of the Increasing Banks and the New Bank shall be deemed to be Term Loans of such Banks under and for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 4 CONDITIONS OF EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

          (a) EXECUTED AMENDMENT. The Agent shall have received an executed counterpart of this Amendment from each of Holdings, the Company and each other Loan Party, each of the Existing Banks and the New Bank.

                                       2.

          (b) ADDITIONAL CLOSING DOCUMENTS AND ACTIONS. The Agent shall have received a certificate of a Responsible Officer of Holdings dated the Effective Date, stating that (A) the representations and warranties contained in Section 5 hereof are true and correct on and as of the Effective Date, and (B) on and as of the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby and the borrowing of the Additional Term Loans, no Default shall have occurred and be continuing.

          (c) CORPORATE DOCUMENTS. The Agent shall have received a certificate of the Secretary or Assistant Secretary of Holdings, dated the Effective Date, certifying (A) the resolutions of the Board of Directors of Holdings, the Company and each other Loan Party authorizing the execution, delivery and performance of this Amendment, and (B) the incumbency, authority and signature of each officer of Holdings, the Company and each other Loan Party authorized to execute and deliver this Amendment.

          (d) REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

               (i) the representations and warranties contained in Section 5 hereof shall be true and correct on and as of the Effective Date as though made on and as of such date; and

               (ii) no Default shall have occurred and be continuing.

          (e) LEGAL OPINION. The Agent shall have received a legal opinion from Gibson Dunn & Crutcher LLP, counsel to Holdings, the Company and each other Loan Party, in substantially the form of EXHIBIT A hereto.

          (f) ADDITIONAL DOCUMENTS. The Agent shall have received, in form and substance satisfactory to the Existing Banks and the New Bank, such additional approvals, documents and other information as the Agent or any Existing Bank or the New Bank (through the Agent) may reasonably request.

          (g)  FEES. Holdings shall have paid to the Agent, for the benefit of
(i) the New Bank and (ii) each Existing Bank whose Commitment is being increased hereunder, an upfront fee in the aggregate amount set forth in the letter agreement dated June 26, 2000, between Holdings and the Agent.

For purposes of determining compliance with the foregoing conditions specified in this Section 4, each of the Existing Banks and the New Bank that has executed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Existing Bank or New Bank for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to, such Existing Bank or New Bank.

          SECTION 5 REPRESENTATIONS AND WARRANTIES OF HOLDINGS AND THE COMPANY. To induce the Existing Banks and the New Bank to enter into this Amendment, Holdings and the Company each hereby confirms and restates, as of the date hereof, the representations and warranties made by each of them in Article VI of the Credit Agreement and in the other Loan

                                       3.

Documents. For the purposes of this Section 5, (i) each reference in Article VI of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Article, shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in such Article to "the Loan Documents" shall mean and be a reference to the Loan Documents as amended as contemplated hereby, (ii) the representation and warranty set forth in Section 6.11 of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered, (iii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (PROVIDED that such representations and warranties shall be true, correct and complete as of such earlier date), and (iv) the preceding clause (i) shall take into account any amendments to the Schedules and other disclosures made in writing by Holdings or the Company to the Agent and the Banks after the Closing Date and approved by the Agent and the Majority Banks.

          SECTION 6 REPRESENTATIONS AND WARRANTIES OF NEW BANK. The New Bank represents and warrants to the Agent, the Existing Banks, Holdings and the Company that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment and any other documents required or permitted to be executed or delivered by it in connection with this Amendment, and to fulfill its obligations hereunder and under the Credit Agreement; (ii) no notices to, or consents, authorizations or approvals of, any Person are required for its due execution, delivery and performance of this Amendment; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Amendment has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the New Bank, enforceable against the New Bank in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

          SECTION 7 NEW BANK ACCEDES TO CREDIT AGREEMENT. With effect on and after the Effective Date, the New Bank shall be a party to the Credit Agreement and accede to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Revolving Commitment and an Additional Term Commitment in the amounts set forth in
SCHEDULE 2.01 hereto opposite the name of the New Bank. The New Bank agrees that it shall perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. The New Bank hereby appoints and authorizes the Agent to take such action as administrative agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement and such other Loan Documents.

          SECTION 8 REPLACEMENT NOTES. At the request of any Bank whose Commitment increases or decreases as a result of the amendments contemplated hereby, the Company shall promptly provide a replacement Note(s) to each such requesting Bank reflecting such Bank's new Revolving Commitment or such Bank's Term Loans after giving effect to any Additional Term Loans made by such Bank on the Effective Date. Each such Bank requesting a


                                       4.

replacement Note(s) shall, upon its receipt of such replacement Note(s), return its existing Note(s), if any, to the Agent for cancellation.

          SECTION 9 CERTAIN TRANSITIONAL MATTERS. On the Effective Date, the amount of Revolving Loans then outstanding and held by each Bank shall be adjusted to reflect the changes in the Banks' Pro Rata Shares of the Revolving Loans, subject to Section 4.04 of the Credit Agreement. Each Bank having Revolving Loans then outstanding and whose Pro Rata Share in respect of Revolving Loans has been decreased on the Effective Date as a result of the amendments contemplated hereby shall be deemed to have assigned on the Effective Date, without recourse, to each Bank increasing its Revolving Commitment on the Effective Date such portion of such Revolving Loans as shall be necessary to effectuate such adjustment. Each such Bank increasing its Revolving Commitment on the Effective Date shall (i) be deemed to have assumed such portion of such Revolving Loans and (ii) fund on the Effective Date such assumed amounts to the Agent for the account of the assigning Bank in accordance with the provisions hereof in the amount notified to such increasing Bank by the Agent.

          SECTION 10 CONSENT OF GUARANTORS. Each of the Company and the other Guarantors, in its capacity as a Guarantor, acknowledges that its consent to this Amendment and the amendments to the Credit Agreement contemplated hereby is not required, but each of such Persons nevertheless does hereby consent to this Amendment and the amendments to the Credit Agreement contemplated hereby and to the documents and agreements referred to herein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the Company or any of the other Guarantors or the Collateral Documents executed by the Company or any of the other Guarantors in the Agent's and the Banks' favor, or any other Loan Document executed by the Company or any of the other Guarantors (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

          SECTION 11 REAFFIRMATION OF LIENS. Without limiting the generality of the preceding Section 10, Holdings, the Company and each other Loan Party hereby ratifies and affirms that the Liens granted to the Agent for the benefit of the Banks and the other Secured Parties under the Security Agreement and the other Collateral Documents constitute valid and perfected first priority Liens on the Collateral (subject only to Permitted Liens) and secure the Obligations arising under the Credit Agreement, as amended hereby, and the other Loan Documents.

          SECTION 12  MISCELLANEOUS.

          (a) NOTICE. The Agent shall notify Holdings, the Company, the Existing Banks and the New Bank of the occurrence of the Effective Date.

          (b) CREDIT AGREEMENT OTHERWISE NOT AFFECTED. Except as expressly amended and restated pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Existing Banks', the New Bank's and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the "AMENDMENT DOCUMENTS") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

                                       5.

          (c) NO RELIANCE BY LOAN PARTIES. Holdings, the Company and each other Loan Party hereby acknowledges and confirms to the Agent, the Existing Banks and the New Bank that each of Holdings, the Company and each other Loan Party is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

          (d) INDEPENDENT CREDIT DECISION BY NEW BANK. The New Bank (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Amendment; and (b) agrees that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and the other Loan Documents.

          (e) COSTS AND EXPENSES. Holdings agrees to pay to the Agent on demand the reasonable out-of-pocket costs and expenses of the Agent, and the reasonable fees and disbursements of counsel to the Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

          (f) BINDING EFFECT. This Amendment shall be binding upon, inure to the benefit of and be enforceable by Holdings, the Company, each other Loan Party, the Agent and each Bank and their respective successors and assigns.

          (g) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

          (h) COMPLETE AGREEMENT; AMENDMENTS. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 11.01 of the Credit Agreement.

          (i) SEVERABILITY. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

                                       6.

          (j) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          (k) INTERPRETATION. This Amendment and the other Amendment Documents are the result of negotiations among and have been reviewed by counsel to the Agent, Holdings, the Company and the other parties hereto and are the product of all parties hereto. Accordingly, this Amendment and the other Amendment Documents shall not be construed against any of the Banks or the Agent merely because of the Agent's or any Bank's involvement in the preparation thereof.

          (l) LOAN DOCUMENTS. This Amendment and the other Amendment Documents shall constitute Loan Documents.


                            [SIGNATURE PAGES FOLLOW.]

                                       7.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.


                                     THE LOAN PARTIES

                                     BUILDING MATERIALS HOLDING CORPORATION


                                     By:  /s/ ELLIS C. GOEBEL
                                         ---------------------------------------
                                     Name:  Ellis C. Goebel
                                     Title: Vice President, Finance & Treasurer


                                     BMC WEST CORPORATION


                                     By:  /s/ ELLIS C. GOEBEL
                                         ---------------------------------------
                                     Name:  Ellis C. Goebel
                                     Title: Vice President, Finance & Treasurer


                                     BMC WEST CORPORATION SOUTHCENTRAL


                                     By:  /s/ ELLIS C. GOEBEL
                                         ---------------------------------------
                                     Name:  Ellis C. Goebel
                                     Title: Vice President, Finance & Treasurer


                                     BMCW SOUTHCENTRAL, L.P.


                                     By: BMC WEST CORPORATION
                                            SOUTHCENTRAL, its General Partner

                                     By:  /s/ ELLIS C. GOEBEL
                                         ---------------------------------------
                                     Name:  Ellis C. Goebel
                                     Title: Vice President, Finance & Treasurer

                                     BMCW, LLC


                                     By:  /s/ LESA D. THOMAS
                                         ---------------------------------------
                                     Name:  Lesa D. Thomas
                                     Title: Manager



                                     BMHC FRAMING, INC.


                                     By: /s/ ELLIS C. GOEBEL
                                         ---------------------------------------
                                     Name:  Ellis C. Goebel
                                     Title: Vice President, Finance & Treasurer


                                     THE AGENT

                                     BANK OF AMERICA, N.A., as Agent


                                     By: /s/ KEVIN LEADER
                                         ---------------------------------------
                                     Name:  Kevin Leader
                                     Title: Managing Director


                                     THE EXISTING BANKS

                                     BANK OF AMERICA, N.A., as Issuing Bank,
                                     Swingline Bank and a Bank


                                     By: /s/ KEVIN LEADER
                                         ---------------------------------------
                                     Name:  Kevin Leader
                                     Title: Managing Director


                                     COMERICA BANK


                                     By: /s/ DAVID WEISMILLER
                                         ---------------------------------------
                                     Name:  David Weismiller
                                     Title: Corporate Banking Officer

                                     FIRST SECURITY BANK, N.A.


                                     By: /s/ BRIAN W. COOK
                                         ---------------------------------------
                                     Name:  Brian W. Cook
                                     Title: Vice President


                                     FIRST UNION NATIONAL BANK


                                     By: /s/ DAVID C. HAUGLID
                                         ---------------------------------------
                                     Name:  David C. Hauglid
                                     Title: Vice President


                                     KEYBANK NATIONAL ASSOCIATION


                                     By: /s/ JIM PUTNAM
                                         ---------------------------------------
                                     Name:  Jim Putnam
                                     Title: Vice President/Senior
                                            Portfolio Manager


                                     SOUTH TRUST BANK, N.A.


                                     By: /s/ J. PAUL VOURHIES
                                         ---------------------------------------
                                     Name:  J. Paul Vourhies
                                     Title: Vice President


                                     UNION BANK OF CALIFORNIA, N.A.


                                     By:  /s/ J. ROBERT GARRETT
                                         ---------------------------------------
                                     Name:  J. Robert Garrett
                                     Title: Regional Vice President

                                     U.S. BANK NATIONAL ASSOCIATION


                                     By: /s/ J.W. HENKEN
                                         ---------------------------------------
                                     Name:  J.W. Henken
                                     Title: Vice President


                                     WELLS FARGO BANK, N.A.


                                     By: /s/ TRACEY A. HANSON
                                         ---------------------------------------
                                     Name:  Tracey A. Hanson
                                     Title: Vice President


                                     WM BUSINESS BANK A DIVISION OF
                                     WASHINGTON MUTUAL


                                     By: /s/ S.C. SCHUMACHER
                                         ---------------------------------------
                                     Name:  S.C. Schumacher
                                     Title: Vice President & Manager


                                     THE NEW BANK

                                     BNP PARIBAS


                                     By: /s/ DEBRA WRIGHT
                                         ---------------------------------------
                                     Name:  Debra Wright
                                     Title: Vice President

                                     By:  /s/ JEFFREY S. KAJISA
                                         ---------------------------------------
                                     Name:  Jeffrey S. Kajisa
                                     Title: Vice President